Exhibit 32.1


                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
               UNDER SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the quarterly report on Form 10-Q of China Lithium Technologies, Inc. for the period ended September 30, 2010 as filed with the Securities and Exchange Commission as of the date hereof (the "Report"), I, Kun Liu, the chief executive officer of us, hereby certify, pursuant to 18 U.S.C.
section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of us.


Date:  November 22, 1010

                                                    By: /s/ Kun Liu
                                                        -----------------------
                                                        Kun Liu, Chairman and
                                                        Chief Executive Officer







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